                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 27, 2003

                                   ----------

                             CENTERPOINT ENERGY INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                         1-31447                74-0694415
 (State or other jurisdiction     (Commission File Number)     (IRS Employer
       of incorporation)                                     Identification No.)


                   1111 LOUISIANA
                   HOUSTON, TEXAS                          77002
      (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                                   ----------

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                  The following exhibit is filed herewith:

                  99.1     Press Release issued January 27, 2003

ITEM 9. REGULATION FD DISCLOSURE.

2003 EARNINGS GUIDANCE FOR TEXAS GENCO HOLDINGS, INC.

         On January 27, 2003, Texas Genco Holdings, Inc. (Texas Genco), a majority-owned subsidiary of CenterPoint Energy, Inc. (CenterPoint Energy), issued a press release (Press Release) providing preliminary earnings guidance for 2003 in the range of $1.10 to $1.30 per share. A copy of the Press Release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

AMENDMENT TO FORM U-1

         On January 27, 2003, CenterPoint Energy filed a post-effective amendment on Form U-1/A (File Number 070-09895) seeking authority for a modification of existing financing authority under the Public Utility Holding Company Act of 1935. Such filing is incorporated herein by reference.

         The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by CenterPoint Energy, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint Energy or any of its affiliates.

FORWARD-LOOKING STATEMENTS

         Some of the statements in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. In some cases, you can identify forward-looking statements by the words "anticipates," "believes," "continue," "could," "estimates," "expects," "forecast," "goal," "intends," "may," "objective," "plans," "potential," "predicts," "projection," "should," "will," or other similar words.

         CenterPoint Energy has based its forward-looking statements on its management's beliefs and assumptions based on information available at the time the statements are made. CenterPoint Energy cautions you that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results. Therefore, actual results may differ materially from those expressed or implied by CenterPoint Energy's forward-looking statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and CenterPoint Energy undertakes no obligation to update or revise publicly any forward-looking statements.

         The following list identifies some of the factors that could cause actual results to differ from those expressed or implied by CenterPoint Energy's forward-looking statements:

         o state and federal legislative and regulatory actions or developments, including deregulation, re-regulation and restructuring of the electric utility industry, constraints placed on CenterPoint Energy's activities by the Public Utility Holding Company Act of 1935, changes in or application of laws or regulations applicable to other aspects of CenterPoint Energy's business and actions with respect to, among other things:

                           --       approval of stranded costs;

                           --       allowed rates of return;

                           --       rate structures;

                           --       recovery of investments; and

                           --       operation and construction of facilities;

         o non-payment for CenterPoint Energy's services due to financial distress of its customers;

         o the successful and timely completion of CenterPoint Energy's capital projects;

         o industrial, commercial and residential growth in CenterPoint Energy's service territory and changes in market demand and demographic patterns;

         o        changes in business strategy or development plans;

         o        unanticipated changes in interest rates or rates of inflation;

         o unanticipated changes in operating expenses and capital expenditures;

         o        weather variations and other natural phenomena;

         o commercial bank and financial market conditions, CenterPoint Energy's access to capital, the cost of such capital, receipt of certain approvals under the Public Utility Holding Company Act of 1935, and the results of CenterPoint Energy's financing and refinancing efforts, including availability of funds in the debt capital markets;

         o        actions by rating agencies;

         o        legal and administrative proceedings and settlements;

         o        changes in tax laws;

         o significant changes in CenterPoint Energy's relationship with its employees, including the availability of qualified personnel and the potential adverse effects if labor disputes or grievances were to occur;

         o significant changes in critical accounting policies material to CenterPoint Energy;

         o acts of terrorism or war, including any direct or indirect effect on CenterPoint Energy's business resulting from terrorist attacks such as occurred on September 11, 2001 or any similar incidents or responses to those incidents;

         o        the availability and price of insurance;

         o the outcome of the pending securities lawsuits against Reliant Energy, Incorporated and Reliant Resources, Inc.;

         o the outcome of the SEC investigation relating to the treatment in CenterPoint Energy's consolidated financial statements of certain activities of Reliant Resources, Inc.;

         o the ability of Reliant Resources, Inc. to satisfy its indemnity obligations to CenterPoint Energy;

         o the reliability of the systems, procedures and other infrastructure necessary to operate the retail electric business in CenterPoint Energy's service territory, including the systems owned and operated by the independent system operator in the Electric Reliability Council of Texas, Inc.;

         o political, legal, regulatory and economic conditions and developments in the United States; and

         o other factors discussed in CenterPoint Energy's filings with the SEC.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CENTERPOINT ENERGY, INC.



    Date:  January 27, 2003                By:  /s/ Rufus S. Scott
                                              ----------------------------------
                                                Rufus S. Scott
                                                Vice President,
                                                Deputy General Counsel and
                                                Assistant Corporate Secretary

                                  EXHIBIT INDEX

 EXHIBIT
  NUMBER              EXHIBIT DESCRIPTION
 -------              -------------------
   99.1      Press Release issued January 27, 2003